                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  January 28, 2002
                                                  ----------------


                     INTEGRATED INFORMATION SYSTEMS, INC.
              --------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


                 Delaware                               29947                             860624332
                 --------                               -----                             ---------
         (State or Other Jurisdiction                (Commission                        (IRS Employer
              of Incorporation)                      File Number)                     Identification No.)


           1480 South Hohokam Drive, Tempe, Arizona                                           85281
           ----------------------------------------                                           -----
           (Address of Principal Executive Offices)                                         (Zip code)


Registrant's telephone number, including area code  (480) 317-8000
                                                   ---------------

                                Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events

      Attached hereto as Exhibit 99.1 is a copy of Integrated Information Systems, Inc.'s press release dated December 21, 2001 titled "IIS Enters Into Agreements to Hire the Management and Professional Staff and Acquire Certain Assets of Goliath Networks."

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

  (c) Exhibits.
      --------

   Exhibit
   Number   Description
   ------   -----------

   99.1 Press release of Integrated Information Systems, Inc. dated January 28, 2002.


                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   INTEGRATED INFORMATION SYSTEMS, INC.


Date:  February 1, 2002            By: /s/ James G. Garvey, Jr.
                                       ---------------------------------------
                                       James G. Garvey, Jr.
                                       (President and Chief Executive Officer)

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